UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Updated Non-GAAP Financial Measures and Updated Investor Presentation

On May 20, 2025, ADTRAN Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) an Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Amended Form 10-K”), in which the Company restated its consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 and certain condensed consolidated financial information as of and for the interim periods ended March 31, 2024, June 30, 2024 and September 30, 2024 (such financial statements and information, collectively, the “Restated Financial Statements” and, such fiscal years and interim periods, collectively, the “Restatement Periods”). Additionally, on May 20, 2025, the Company filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (“First Quarter 2025 Form 10-Q”) containing unaudited condensed consolidated financial statements of the Company as of and for the quarter ended March 31, 2025 (“Final Q1 2025 Financials”). The financial statements and information in the Amended Form 10-K and the First Quarter 2025 Form 10-Q supersede the preliminary financial information set forth in the Company’s press release dated May 7, 2025 and accompanying investor presentation that were attached as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K furnished to the SEC on May 8, 2025.

This Current Report on Form 8-K is being furnished to provide (i) updated non-GAAP financial measures, with reconciliations to the most directly comparable GAAP financial measures, for each of the Restatement Periods and for the first quarter of 2025 (the “Non-GAAP Financial Information”), and (ii) an updated investor presentation giving effect to the Restated Financial Statements and the Final Q1 2025 Financials (the “Investor Presentation”). The Non-GAAP Financial Information and the Investor Presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document
99.1	Updated Non-GAAP Financial Information
99.2	Updated Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	May 27, 2025	By:	/s/ Timothy Santo
Timothy Santo Senior Vice President of Finance and Chief Financial Officer